U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 4, 2007

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109

(Address of principal executive offices)

(206) 624-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Cascade Natural Gas Corporation approved, during its May 4, 2007 meeting, a performance bonus in the amount of $30,000 for James E. Haug, Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: May 8, 2007	By:	/s/ Larry C. Rosok
Larry C. Rosok
Corporate Secretary